                                 AMENDMENT AND
                                 -------------
                                  RESTATEMENT
                                  -----------
                                       OF
                                       --
                                CREDIT AGREEMENT
                                ----------------

     AMENDMENT AND RESTATEMENT (this "Amendment"), dated as of December 31,
                                      ---------
1998, of the CREDIT AGREEMENT, dated as of November 21, 1996, by and among MERCURY GENERAL CORPORATION, a California corporation (the "Borrower"), the lenders party thereto (collectively, together with their respective assigns, the "Lenders", and each a "Lender") and THE BANK OF NEW YORK, as agent for the Lenders (in such capacity, the "Agent"), as amended by Amendment No. 1, dated as of February 20, 1998, Amendment No. 2, dated as of July 14, 1998 and Amendment No. 3, dated as of October 30, 1998 (the "Agreement").
                                          ---------

                                    RECITALS
                                    --------

     1. Except as otherwise provided herein, capitalized terms used herein that are not herein defined shall have the meanings ascribed thereto by the Agreement.

     2. The parties to the Agreement desire to amend and restate the Agreement to the extent set forth herein upon the terms and conditions herein contained.

     Therefore, in consideration of the RECITALS and the terms and conditions herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed that the Agreement be and the same hereby is amended and restated in its entirety so as to read as presently set forth therein with the exception that the definition of "Maturity Date" set forth in Section 1.1 thereof shall read as follows:

            "Maturity Date": November 21, 2001 (or any date subsequent thereto resulting from an extension of the Maturity Date pursuant to Section 2.17), or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

     A. This Amendment shall not be effective until such time (the "Restatement Effective Date") as each of the following conditions precedent has
---------------------------
been fulfilled:

          1.   This Amendment.
               --------------

               The Agent shall have received counterparts of this Amendment executed by a duly authorized officer of the Borrower and the Agent and consented to by all of the Lenders.

          2.   Fees and Expenses of Special Counsel.
               ------------------------------------

               The fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of this Amendment shall have been paid.


          3.   Compliance.
               ----------

               After giving effect to this Amendment, (a) the Borrower shall be in compliance with all of the terms, covenants and conditions of the Loan Documents as amended hereby, (b) there shall exist no Default or Event of Default and (c) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the Restatement Effective Date.

     B. The Borrower hereby reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, agrees and admits that it has no defenses to or offsets against any of its obligations under the Loan Documents, and represents and warrants that there exists no Default or Event of Default and that the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof.

     C. In all other respects the Loan Documents shall remain in full force and effect, and no amendment of any term or condition of the Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Agreement or any other Loan Document or constitute a waiver of any Default or Event of Default.

     D. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     E. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL

BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     The Borrower and the Agent have caused this Amendment to be duly executed as of the date first above written.

                                    MERCURY GENERAL CORPORATION

                                    By:
                                       ------------------------------------
                                    Name:
                                          ---------------------------------
                                    Title:
                                           --------------------------------

                                    THE BANK OF NEW YORK, individually
                                    and as Agent

                                    By:
                                        -----------------------------------
                                    Name:
                                          ---------------------------------
                                    Title:
                                           --------------------------------

CONSENTED TO:

UNION BANK OF CALIFORNIA, N.A.

By:
    ---------------------------
Name:
      -------------------------
Title:
       ------------------------

THE FIRST NATIONAL BANK OF CHICAGO

By:
    ----------------------------
Name:
      --------------------------
Title:
        ------------------------